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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported): March 16, 1999


                CWMBS, INC. (as depositor under the Trust
                Agreement, dated as of March 19, 1999, providing for the issuance of the CWMBS, INC., Resecuritization Mortgage Certificates, Series
                1999-5).


                                  CWMBS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                       333-53861              95-4449516
----------------------------         ------------          -----------------
(State of Other Jurisdiction         (Commission           (I.R.S. Employer
     of Incorporation)               File Number)          Identification No.)



                   4500 Park Granada
                 Calabasas, California                         91302
                ------------------------                      ----------
                 (Address of Principal                        (Zip Code)
                   Executive Offices)




       Registrant's telephone number, including area code (818) 225-3240

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


Item 5.       Other Events.

Filing of Computational Materials

     In connection with the offering of the Resecuritization Mortgage Certificates, Series 1999-5, Greenwich Capital Markets, Inc. ("Greenwich Capital"), as the Underwriter of the Certificates, has prepared certain materials (the "Greenwich Capital Computational Materials") for distribution to its potential investors. Although the Company provided Greenwich Capital with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Greenwich Capital Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Greenwich Capital Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated March 18, 1999.





-----------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated November 9, 1998 and the prospectus supplement dated March 16, 1999, of CWMBS, Inc., relating to its Resecuritization Mortgage Certificates, Series 1999-5.

Item 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

99.1. Greenwich Capital Computational Materials filed on Form SE dated March 18, 1999.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWMBS, INC.




                                     By: /s/ Celia Coulter
                                         -------------------
                                         Celia Coulter
                                         Vice President



Dated:  March 18, 1999

                                 Exhibit Index



Exhibit                                                                  Page

99.1. Greenwich Capital Computational Materials filed on Form SE dated March 18, 1999.

                                  EXHIBIT 99.1

Greenwich Capital Computational Materials filed on Form SE dated
March 18, 1999.

                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599




                                                         March 18, 1999


BY MODEM
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


         Re:      CWMBS, Inc.
                  Resecuritization Mortgage Trust 1999-5
                  Resecuritization Mortgage Certificates,
                  Series 1999-5
                  ---------------------------------------


Ladies and Gentlemen:

     On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

                                             Very truly yours,

                                             /s/ Amy Sunshine

                                             Amy Sunshine











Enclosure